UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

         Date of report (date of earliest event reported): July 7, 2003




                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



         33-20432                                        75-2228828
 (Commission File Number)                   (IRS Employer Identification No.)


                  401 State Route 24, Chester, New Jersey 07930
               (Address of principal executive offices) (Zip Code)


                                 (908) 879-2722
                         (Registrant's telephone number)


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                    INFORMATION TO BE INCLUDED IN THE REPORT




ITEM 7.          Financial Statements and Exhibits

                    Exhibits 99.1 Press Release dated July 7, 2003.

ITEM 9.          Regulation FD Disclosure

                    On July 7, 2003, the Registrant issued a press release. A copy of the press release is attached as Exhibit 99.1 to this report.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            MAGNITUDE INFORMATION SYSTEMS, INC.


Dated:  July 7, 2003                        By:  /s/ JOERG H. KLAUBE
                                                -------------------------------
                                                     Joerg H. Klaube
                                                 Chief Financial Officer

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